EXCLUSIVE OPTION AGREEMENT

This Exclusive Option Agreement (this "Agreement") is executed by and amongthe following Parties as of February 6, 2012 in Shenzhen, the People's Republicof China ("China" or the "PRC"):

PARTY A: Greenpower International Group Limited a wholly foreign owned enterprise, organized and existing under the laws of British Virgin Island, with its address at Room 701-702, Ghanghong Science and Technology Building, Southern District of High-Tech Industrial Park, Nanshan District, Shenzhen, Guangdong Province, China;

PARTY B:                     , a Chinese citizen with Chinese Identification No.:                             ; and

PARTY C: Shenzhen Guoning New Energy Investment Co. LTD. a limited liability company organized and existing under the laws of the PRC, with its address at Room 701-702, Ghanghong Science and Technology Building, Southern District of High-Tech Industrial Park, Nanshan District, Shenzhen, Guangdong Province, China.

In this Agreement, each of Party A, Party B and Party C shall be referredto as a "Party" respectively, and they shall be collectively referred to as the"Parties".

Whereas:

1. Party B became a shareholder of Party C and holds an equityinterest in Party C;

2. Party A, Party B and other related parties executed a Loan Agreement on February 6, 2012 (the "Loan Agreement").

Now therefore, upon mutual discussion and negotiation, the Parties have reached the following agreement:

1. SALE AND PURCHASE OF EQUITY INTEREST

1.1 Option Granted

In consideration of the payment of RMB 10 by Party A, the receipt and adequacy of which is hereby acknowledged by Party B, Party B hereby irrevocably grants Party A an irrevocable and exclusive right to purchase, or designate one or more persons (each, a "Designee") to purchase the equity interests in Party C then held by Party B once or at multiple times at any time in part or in whole at Party A's sole and absolute discretion to the extent permitted by Chinese laws and at the price described in Section 1.3 herein (such right being the "Equity Interest Purchase Option"). Except for Party A and the Designee(s), no other person shall be entitled to the Equity Interest Purchase Option or other rights with respect to the equity interests of Party B. Party C hereby agrees to the grant by Party B of the Equity Interest Purchase Option to Party A. The term "person" as used herein shall refer to individuals, corporations, partnerships, partners, enterprises, trusts or non-corporate organizations.

1.2 Steps for Exercise of Equity Interest Purchase Option

Subject to the provisions of the laws and regulations of China, Party A may exercise the Equity Interest Purchase Option by issuing a written notice to Party B (the "Equity Interest Purchase Option Notice"), specifying: (a) Party A's decision to exercise the Equity Interest Purchase Option; (b) the portion of equity interests to be purchased from Party B (the "Optioned Interests"); and (c) the date for purchasing the Optioned Interests and/or the date for transfer of the Optioned Interests.

1.3 Equity Interest Purchase Price

Unless an appraisal is required by the laws of China applicable to the Equity Interest Purchase Option when exercised by Party A, the purchase price of the Optioned Interests (the "Equity Interest Purchase Price") shall be RMB1.00 or lowest price allowed by relevant laws and regulations. If appraisal is required by the laws of China when Party A exercises the Equity Interest Purchase Option, the Parties shall negotiate in good faith and based on the appraisal result make necessary adjustment to the Equity Interest Purchase Price so that it complies with any and all then applicable laws of China.

1.4 Transfer of Optioned Interests

For each exercise of the Equity Interest Purchase Option:

1.4.1Party B shall cause Party C to promptly convene a shareholders' meeting, at which a resolution shall be adopted approving Party B's transfer of the Optioned Interests to Party A and/or the Designee(s);

1.4.2Party B shall obtain written statements from the other shareholders of Party C giving consent to the transfer of the equity interest to Party A and/or the Designee(s) and waiving any right of first refusal related thereto.

1.4.3Party B shall execute a share transfer contract with respect to each transfer with Party A and/or each Designee (whichever is applicable), in accordance with the provisions of this Agreement and the Equity Interest Purchase Option Notice regarding the Optioned Interests;

1.4.4The relevant Parties shall execute all other necessary contracts, agreements or documents, obtain all necessary government licenses and permits and take all necessary actions to transfer valid ownership of the Optioned Interests to Party A and/or the Designee(s), unencumbered by any security interests, and cause Party A and/or the Designee(s) to become the registered owner(s) of the Optioned Interests. For the purpose of this Section and this Agreement, "security interests" shall include securities, mortgages, third party's rights or interests, any stock options, acquisition right, right of first refusal, right to offset, ownership retention or other security arrangements, but shall be deemed to exclude any security interest created by this Agreement and Party B's Share Pledge Agreement. "Party B's Share Pledge Agreement" as used in this Section and this Agreement shall refer to the Share Pledge Agreement ("Share Pledge Agreement") executed by and among Party A, Party B and Party C as of the date hereof, whereby Party B pledges all of its equity interests in Party C to Party A, inorder to guarantee Party C's performance of its obligations under the Exclusive Business Corporation Agreement executed by and between Party C and Party A.

1.5 Payment of the Equity Interest Purchase Price

The Parties have agreed in the Loan Agreement that any proceeds obtained by Party B through the transfer of its equity interests in Party C shall be used for repayment of the loan provided by Party A in accordance with the Loan Agreement. Accordingly, upon exercise of the Equity Interest Purchase Option, Party A may elect to make payment of the Equity Interest Purchase Price through cancellation of the outstanding amount of the loan owed by Party B to Party A, in which case Party A shall not be required to pay any additional Equity Interest Purchase Price to Party B.

2. COVENANTS

2.1 Covenants regarding Party C

Party B (as the shareholders of Party C) and Party C hereby covenant as follows:

2.1.1Without the prior written consent of Party A, they shall not in any manner supplement, change or amend the articles of association and bylaws of Party C, increase or decrease its registered capital, or change its structure of registered capital in other manners;

2.1.2They shall maintain Party C's corporate existence in accordance with good financial and business standards and practices by prudently and effectively operating its business and handling its affairs;

2.1.3Without the prior written consent of Party A, they shall not at any time following the date hereof, sell, transfer, mortgage or dispose of in any manner any assets of Party C or legal or beneficial interest in the business or revenues of Party C, or allow the encumbrance thereon of any security interest;

2.1.4Without the prior written consent of Party A, they shall not incur, inherit, guarantee or suffer the existence of any debt, except for (i) debts incurred in the ordinary course of business other than through loans; and (ii) debts disclosed to Party A for which Party A's written consent has been obtained;

2.1.5They shall always operate all of Party C's businesses during the ordinary course of business to maintain the asset value of Party C andrefrain from any action/omission that may affect Party C's operating status and asset value;

2.1.6Without the prior written consent of Party A, they shall not cause Party C to execute any major contract, except the contracts in the ordinary course of business (for purpose of this subsection, a contract with a value exceeding RMB 100,000 shall be deemed a major contract);

2.1.7Without the prior written consent of Party A, they shall not cause Party C to provide any person with any loan or credit;

2.1.8They shall provide Party A with information on Party C's business operations and financial condition at Party A's request;

2.1.9Without the prior written consent of Party A, they shall not cause orpermit Party C to merge, consolidate with, acquire or invest in any person;

2.1.10 They shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Party C's assets, business or revenue;

2.1.11 To maintain the ownership by Party C of all of its assets, they shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

2.1.12 Without the prior written consent of Party A, they shall ensure that Party C shall not in any manner distribute dividends to its shareholders, provided that upon Party A's written request, Party C shall immediately distribute all distributable profits to its shareholders; and

2.1.13 At the request of Party A, they shall appoint any persons designated by Party A as the executive director of Party C.

2.2 Covenants of Party B

Party B hereby covenants as follows:

2.2.1Without the prior written consent of Party A, Party B shall not sell, transfer, mortgage or dispose of in any other manner any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any security interest, except for the pledge placed on these equity interests in accordance with Party B's Share Pledge Agreement;

2.2.2Party B shall cause the shareholders' meeting and/or the executive director of Party C not to approve the sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any security interest, without the prior written consent of Party A, except for the pledge placed on these equity interests in accordance with Party B's Share Pledge Agreement;

2.2.3Party B shall cause the shareholders' meeting or the executive director of Party C not to approve the merger or consolidation with any person, or the acquisition of or investment in any person, without the prior written consent of Party A;

2.2.4Party B shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the equity interests in Party C held by Party B;

2.2.5Party B shall cause the shareholders' meeting or the executive director of Party C to vote their approval of the transfer of the Optioned Interests as set forth in this Agreement and to take any and all other actions that may be requested by Party A;

2.2.6To the extent necessary to maintain Party B's ownership in Party C,Party B shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

2.2.7Party B shall appoint any designee of Party A as the executive director of Party C, at the request of Party A;

2.2.8At the request of Party A at any time, Party B shall promptly and unconditionally transfer its equity interests in Party C to Party A's Designee(s) in accordance with the Equity Interest Purchase Option under this Agreement, and Party B hereby waives its right of first refusal to the respective share transfer by the other existing shareholder of Party C (if any); and

2.2.9Party B shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by and among Party B. Party C and Party A, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. To the extent that Party B has any remaining rights with respect to the equity interests subject to this Agreement hereunder or under the Share Pledge Agreement among the same parties hereto or under the Power of Attorney granted in favor of Party A, Party B shall not exercise such rights except in accordance with the written instructions of Party A.

3. REPRESENTATIONS AND WARRANTIES

Party B and Party C hereby represent and warrant to Party A, jointly and severally, as of the date of this Agreement and each date of transfer of the Optioned Interests, that:

3.1 They have the authority to execute and deliver this Agreement and any share transfer contracts to which they are parties concerning the Optioned Interests to be transferred thereunder (each, a "Transfer Contracts"), and to perform their obligations under this Agreement and any Transfer Contracts. Party B and Party C agree to enter into Transfer Contracts consistent with the terms of this Agreement upon Party A's exercise of the Equity Interest Purchase Option. This Agreement and the Transfer Contracts to which they are parties constitute or will constitute their legal, validand binding obligations and shall be enforceable against them in accordance with the provisions thereof;

3.2 The execution and delivery of this Agreement or any Transfer Contracts and the obligations under this Agreement or any Transfer Contracts shall not: (i) cause any violation of any applicable laws of China; (ii) be inconsistent with the articles of association, bylaws or other organizational documents of Party C; (iii) cause the violation of any contracts or instruments to which they are a party or which are binding on them, or constitute any breach under any contracts or instruments to whichthey are a party or which are binding on them; (iv) cause any violation of any condition for the grant and/or continued effectiveness of any licenses or permits issued to either of them; or (v) cause the suspension or revocation of or imposition of additional conditions to any licenses or permits issued to either of them;

3.3 Party B has a good and merchantable title to the equity interests in Party C he holds. Except for Party B's Share Pledge Agreement, Party B has not placed any security interest on such equity interests;

3.4 Party C has a good and merchantable title to all of its assets, and has not placed any Security interest on the aforementioned assets;

3.5 Party C does not have any outstanding debts, except for (i) debt incurred in the ordinary course of business; and (ii) debts disclosed to Party A for which Party A's written consent has been obtained.

3.6 Party C has complied with all laws and regulations of China applicable to asset acquisitions; and

3.7 There are no pending or threatened litigation, arbitration or administrative proceedings relating to the equity interests in Party C, assets of Party C or Party C.

4. EFFECTIVE DATE

This Agreement shall become effective upon the date hereof, and remain effective for a term of 10 years, and may be renewed at Party A's election.

5. GOVERNING LAW AND RESOLUTION OF DISPUTES

5.1 Governing law

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the formally published and publicly available laws of China. Matters not covered by formally published and publicly available laws of China shall be governed by international legal principles and practices.

5.2 Methods of Resolution of Disputes

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party's request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shallbe final and binding on all Parties.

6. TAXES AND FEES

Each Party shall pay any and all transfer and registration tax, expenses and fees incurred thereby or levied thereon in accordance with the laws of China in connection with the preparation and execution of this Agreement and the Transfer Contracts, as well as the consummation of the transactions contemplated under this Agreement and the Transfer Contracts.

7. NOTICES

7.1 All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

7.1.1Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of receipt or refusal at the address specified for notices.

7.1.2Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

7.2 For the purpose of notices, the addresses of the Parties are as follows:

PARTY A: GreenpowerInternational GroupLImited

Address: Room 701-702, Ghanghong Science and Technology Building, Southern District of High-Tech Industrial Park, Nanshan District, Shenzhen, Guangdong Province, China.

Facsimile: 86-755-82193930

Party B:

Address:

Facsimile: None

PARTY C: Shenzhen Guoning New Energy Investment Co. LTD.

Address: Room 701-702, Ghanghong Science and Technology Building, Southern District of High-Tech Industrial Park, Nanshan District, Shenzhen, Guangdong Province, China.

Facsimile: 86-755-82193930

7.3 Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

8. CONFIDENTIALITY

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party's unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

9. FURTHER WARRANTIES

The Parties agree to promptly execute documents that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement and take further actions that are reasonably required for or are conducive to the implementation of the provisions andpurposes of this Agreement.

10. MISCELLANEOUS

10.1 Amendment, change and supplement Any amendment, change and supplement to this Agreement shall require the execution of a written agreement by all of the Parties.

10.2 Entire agreement

Except for the amendments, supplements or changes in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supercede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement.

10.3 Headings

The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

10.4 Language

This Agreement is written in both the Chinese and English language in three copies, each Party having one copy with equal legal validity; in case there is any conflict between a Chinese version and the English version, the Chinese version shall prevail.

10.5 Severability

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

10.6 Successors

This Agreement shall be binding on and shall inure to the interest of the respective successors of the Parties and the permitted assigns of such Parties.

10.8 Survival

10.8.1 Any obligations that occur or that are due as a result of this Agreement upon the expiration or early termination of this Agreement shall survive the expiration or early termination thereof.

10.8.2 The provisions of Sections 5, 7, 8 and this Section 10.8 shallsurvive the termination of this Agreement.

10.9 Waivers

Any Party may waive the terms and conditions of this Agreement, provided that such a waiver must be provided in writing and shall require the signatures of the Parties. No waiver by any Party in certain circumstances with respect to a breach by other Parties shall operate as a waiver by such a Party with respect to any similar breach in other circumstances.

10.10 Indemnification

10.10.1 Each Party agrees and acknowledges that any material breach or material non-performance of any section by a shareholder of the Company (the "Breaching Party") under this Agreement shall constitute a breach of contract under this Agreement (the "Breach"), and Party A shall be entitled to request the Breaching Party to cure such Breach or adopt remedial steps within reasonable period. In the event the Breaching Party fails to cure or to adopt remedial steps within thereasonable period or within ten (10) days after written notice of Breach to the Breaching Party by Party A, then Party A shall be entitled to exercise any of the following remedial methods: (i) to terminate this Agreement and request all liquidated damages; or (ii) to enforce the Breaching Party to perform his obligations under this Agreement and request all liquidated damages as well; or (iii) to convert, auction or sell the pledged equity interests in accordance with the share pledge agreement, and to be compensated on a preferential basis with the conversion, auction or sales price of the pledged equity interests, in addition to request the Breaching Party to bear liquidated damages in connection with the Breach.

10.10.2 Both Parties agree and acknowledge that under no circumstances shall the shareholders of the Company be entitled to terminate this Agreement by any reasons.

10.10.3 Any right and remedy under this Agreement is cumulative and shall not restrict other rights and remedies under the law.

10.10.4 Notwithstanding other provisions under this Agreement, this Section shall survive the suspension or termination of this Agreement.

10.11 Replacement

This Agreement constitutes the entire agreement between the Parties hereto, and supersedes all prior discussions, negotiations and agreements among them, with respect to the subject matter of this Agreement.

IN WITNESS WHEREOF, the Parties have caused their authorizedrepresentatives to execute this Exclusive Option Agreement as of the date firstabove written.

Party A:Greenpower International Group Limited

By:
Name: Jiong Zhang
Title: Legal Representative

Party B:

By:
Party C: Shenzhen Guoning New Energy Investment Co. LTD.

By:
Name: Xiaoping Liu
Title: CEO

LOAN AGREEMENT

This Loan Agreement (this "Agreement") is made and entered into by and between the parties below as of February 6, 2012 in Shenzhen, the People's Republic of China ("China"):

(1) Greenpower International Group Limited (“Lender”) a wholly foreign owned enterprise, organized and existing under the laws of the PRC, with its address at Room 701-702, Ghanghong Science and Technology Building, Southern District of High-Tech Industrial Park, Nanshan District, Shenzhen, Guangdong Province, China.;

(2) ("Borrower"), a citizen of China, with his Chinese identification No.:.

Each of Lender and Borrower shall be hereinafter referred to as a "Party"respectively, and as the "Parties" collectively.

 WHEREAS, Lender intends to provide Borrower with a loan to be used for thepurpose set forth under this Agreement. After friendly consultation, the Partiesagree as follows:

1. LOAN

1.1 In accordance with the terms and conditions of this Agreement, Lender agrees to provide a loan equivalent to the amount of RMB 1,000 (the "Loan") to Borrower, and the Loan will be provided according to the amount specified in the written notice from the Borrower. The term of the Loan shall be ten (10) years from the date of this Agreement, which may be extended upon mutual written consent of the Parties. During the term of the Loan or the extended term of the Loan, Borrower shall immediately repay the full amount of the Loan in the event any one or more of the following circumstances occur:

1.1.	130 days elapse after Borrower receives written notice from Lender requesting repayment of the Loan;

1.1.2 Borrower's death, lack or limitation of civil capacity;

1.1.3Borrower ceases to be a shareholder of Borrower Company (as defined below);

1.1.4Borrower engages in criminal act or is involved in criminal activities;

1.1.5Any third party filed a claim against Borrower that exceeds RMB100,000; or

1.1.6The Lender decides to exercise the exclusive option under the Exclusive Option Agreement (the "Exclusive Option Agreement") described in Sections 4.1.1 and 4.2.5 of this Agreement.

1.2 Lender agrees to remit the total amount under the Loan to the accountdesignated by Borrower within 20 days after receiving a written notification from the Borrower regarding the same, provided that all the conditions precedent in Section 2 are fulfilled. Borrower shall provide Lender with a written receipt for the Loan upon receiving the Loan. The Loan provided by Lender under this Agreement shall inure to Borrower's benefit only and not to Borrower's successors or assigns.

1.3 Borrower agrees to accept the aforementioned Loan provided by Lender, and hereby agrees and warrants using the Loan to increase the registered capital of Shenzhen Guoning New Energy Investment Co. LTD.. ("Borrower Company"), and Borrower shall remain a Borrower Company's shareholder who shall own an equity interests in Borrower Company (such equity interests, hereinafter referred to as the "Borrower Equity Interest"). Without Lender's prior written consent, Borrower shall not use the Loan for any purpose other than as set forth herein.

1.4 Lender and Borrower hereby agree and acknowledge that Borrower's method of repayment shall be at the sole discretion of Lender, (1) at Lender's option take the form of Borrower's transfer the Borrower Equity Interest in whole to Lender or Lender's designated persons (legal or natural persons) pursuant to the Lender's exercise of its right to acquire the Borrower Equity Interest under the Exclusive Option Agreement; and (2) in case of liquidation, the Borrower shall repay all the residuary estate of the Borrower Compay distributed after liquidation to Lender or the designees of the Lender.

1.5 Lender and Borrower hereby agree and acknowledge that any proceeds from the transfer of the Borrower Equity Interest (to the extent permissible) shall be used to repay the Loan to Lender, in accordance with this Agreement and in the manner designated by Lender.

1.6 Lender and Borrower hereby agree and acknowledge that to the extent permitted by applicable laws, Lender shall have the right but not the obligation to purchase or designate other persons (legal or natural persons) to purchase Borrower Equity Interest in part or in whole at any time, at the price stipulated in the Exclusive Option Agreement.

1.7 Borrower also undertakes to execute an irrevocable Power of Attorney (the "Power of Attorney", referred to in Section 4.2.4), which authorizes the Lender or a legal or natural person designated by Lender to exercise all of Borrower's rights as a shareholder of Borrower Company.

1.8 When Borrower transfers Borrower Equity Interest to Lender or Lender's designated person(s), in the event that the transfer price of such equity interest equals or is lower than the principal of the Loan under this Agreement, the Loan under this Agreement shall be deemed an interest-free loan. In the event that the transfer price of such equity interest exceeds the principal of the Loan under this Agreement, the excess over the principal shall be deemed the interest of the Loan under this Agreement payable by Borrower to Lender, subject to applicable laws and regulations.

2. CONDITIONS PRECEDENT

The obligation of Lender to provide the Loan to Borrower contemplated in Section 1.1 shall be subject to the satisfaction of the following conditions, unless waived in writing by Lender.

2.1 Lender receives the written notification for drawdown under the Loan sent by Borrower according to Section 1.2.

2.2 All the representations and warranties by Borrower in Section 3.2 are true, complete, correct and not misleading.

2.3 Borrower has not violated the covenants in Section 4 of this Agreement, and no event which may affect Borrower's performance of its obligations under this Agreement has occurred or is expected to occur.

3. REPRESENTATIONS AND WARRANTIES

3.1 Between the date of this Agreement and the date of termination of this Agreement, Lender hereby makes the following representations and warranties to Borrower:

3.1.1Lender is a company duly organized and legally existing in accordance with the laws of China;

3.1.2Lender has the legal capacity to execute and perform this Agreement.

The execution and performance by Lender of this Agreement is consistent with Lender's scope of business and the provisions of Lender's corporate bylaws and other organizational documents, and Lender has obtained all necessary and proper approvals and authorizations for the execution and performance of this Agreement; and

3.1.3This Agreement constitutes Lender's legal, valid and binding obligations, enforceable in accordance with its terms.

3.2 Between the date of this Agreement and the date of termination of this Agreement, Borrower hereby makes the following representations and warranties:

3.2.1Borrower has the legal capacity to execute and perform this Agreement. Borrower has obtained all necessary and proper approvals and authorizations for the execution and performance of this Agreement;

3.2.2This Agreement constitutes Borrower's legal, valid and binding obligations enforceable in accordance with its terms; and

3.2.3There are no disputes, litigations, arbitrations, administrative proceedings or any other legal proceedings relating to Borrower, nor are there any potential disputes, litigations, arbitrations, administrative proceedings or any other legal proceedings relating to Borrower.

4. BORROWER'S COVENANTS

4.1 For so long as Borrower remains a shareholder of Borrower Company, he covenants irrevocably that during the term of this Agreement, he shall cause Borrower Company:

4.1.1 To execute the Exclusive Option Agreement with Borrower and Lender, under which Borrower shall irrevocably grant Lender an exclusive option to purchase all of the Borrower Equity Interest; to execute the Exclusive Business Cooperation Agreement entered into by Lender and Borrower Company (the "Exclusive Business Cooperation Agreement"), under which the Lender, as an exclusive service provider, will provide Borrower Company with technical service and business consulting service; to execute the Equity Interest Pledge Agreement with the Lender and Borrower (the "Equity Interest Pledge Agreement"), under which the parties will agree on the pledge of the Borrower Equity Interest to the Lender; to enter into the Exclusive Option Agreement and the Equity Interest Pledge Agreement on the date hereof, and to complete all the related governmental approvals, registrations or fillings (as applicable);

4.1.2 To strictly abide by the provisions of the Exclusive Option Agreement, Equity Interest Pledge Agreement and the Exclusive Business Cooperation Agreement, and to refrain from any action/omission that may affect the effectiveness and enforceability of the Exclusive Option Agreement, Equity Interest Pledge Agreement and the Exclusive Business Cooperation Agreement;

4.1.3 At the request of Lender (or a party designated by Lender), to execute contracts/agreements on business cooperation with Lender (or a party designated by Lender), and to strictly abide by such contracts/agreements;

4.1.4 To provide Lender with all of the information on its business operations and financial condition at Lender's request;

4.1.5 To immediately notify Lender of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to its assets, business or income;

4.1.6 At the request of Lender, to appoint any persons designated by Lender as executive director of Borrower Company;

4.1.7 Without Lender's prior written consent, not to supplement, change or amend its articles of association in any manner, increase or decrease its registered capital or change its share capital structure in any manner;

4.1.8 To maintain its corporate existence in accordance with good financial and business standards and practices by prudently and effectively operating its business and handling its affairs;

4.1.9 Without Lender's prior written consent, not to sell, transfer, mortgage or dispose of in any other manner its legal or beneficial interest in any of its assets, business or revenue at any time from the date of this Agreement, or permit the encumbrance of any other security interest thereon;

4.1.10 Without Lender's prior written consent, not to incur, inherit, guarantee or otherwise allow for the existence of any debt, except for (i) debt incurred in the ordinary course of business other than through any loans; and (ii) debt already disclosed to Lender for which Lender's written consent has been obtained;

4.1.11 To operate its businesses in the ordinary course and to maintain the value of its assets;

4.1.12 Without the prior written consent of Lender, not to execute any major contract, except for contracts in the ordinary course of business (for purpose of this subsection, a contract with a value exceeding RMB100,000 shall be deemed a major contract);

4.1.13 Without the prior written consent of Lender, not to provide any person with any loan or credit;

4.1.14 Without the prior written consent of Lender, not to merge, consolidate with, acquire, or invest in any person;

4.1.15 To maintain the ownership of all of its assets, execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims; and

4.1.16 Without the prior written consent of Lender, not to distribute dividends to shareholders, provided that upon Lender's written request, to distribute the distributable profits in whole or in part to its shareholders.

4.2 Borrower covenants that during the term of this Agreement, he shall:

4.2.1 Ensure that Borrower Company shall be a limited liability company without foreign investment, and Borrower shall hold an equity interest of Borrower Company;

4.2.2Contribute the registed capital in full corresponding to the Borrower Equity Interest in accordance with the laws of China, and provide Lender with a capital contribution verification report regarding paid-in capital issued by a qualified accounting firm;

4.2.3 Endeavor to cause Borrower Company to engage in its current business;

4.2.4 Execute an irrevocable Power of Attorney, which authorizes a legal or natural person designated by Lender to exercise all of Borrower's rights as a shareholder in Borrower company, and refrain from exercising any such shareholder rights except to the extent required under this Agreement or the Equity Interest Pledge Agreement (hereinafter Section 4.2.6) or as requested by Lender;

4.2.5 Execute the Exclusive Option Agreement with Lender and Borrower Company, under which Borrower shall irrevocably grant to Lender an exclusive option to purchase all of the Borrower Equity Interest;

4.2.6 Execute an Equity Interest Pledge Agreement with the Lender and Borrower Company, under which Borrower shall pledge the Borrower Equity Interest to the Lender;

4.2.7 Enter into the aforementioned Power of Attorney, Exclusive Option Agreement and Equity Interest Pledge Agreement on the date hereof, and complete all the related governmental approvals, registrations or fillings (as applicable);

4.2.8 Abide by the provisions of this Agreement, the Power of Attorney, the Equity Interest Pledge Agreement and the Exclusive Option Agreement, perform his obligations under this Agreement, the Power of Attorney, the Equity Interest Pledge Agreement and the Exclusive Option Agreement, and refrain from any action/omission that may affect the effectiveness and enforceability of this Agreement, the Power of Attorney, the Equity Interest Pledge Agreement and the Exclusive Option Agreement;

4.2.9 Not sell, transfer, mortgage or dispose of in any other manner the legal or beneficial interest in Borrower Equity Interest, or allow the encumbrance thereon of any security interest or the encumbrance, except in accordance with the Equity Interest Pledge Agreement;

4.2.10 Cause any shareholders' meeting and/or executive director of Party C not to approve the sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in Borrower Equity Interest, or allow the encumbrance thereon of any security interest, without the prior written consent of Lender, except to Lender or Lender's designated person;

4.2.11 Cause any shareholders' meeting and/or executive director of the Borrower Company not to approve the merger or consolidation of Borrower Company with any person, or its acquisition of or investment in any person, without the prior written consent of Lender;

4.2.12 Immediately notify Lender of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Borrower Equity Interest;

4.2.13 To the extent necessary to maintain his ownership of the Borrower Equity Interest, execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defense against all claims;

4.2.14 Without the prior written consent of Lender, refrain from any action/omission that may have a material impact on the assets, business and liabilities of Borrower Company;

4.2.15 Appoint any designee of Lender as executive director of Borrower Company, at the request of Lender;

4.2.16 To the extent permitted by the laws of China, at the request of Lender at any time, promptly and unconditionally transfer all of Borrower Equity Interest to Lender or Lender's designated representative(s) at any time, and cause the other shareholders of Borrower Company to waive their right of first refusal with respect to the share transfer described in this Section;

4.2.17 To the extent permitted by the laws of China, at the request of Lender at any time, cause the other shareholders of Borrower Company to promptly and unconditionally transfer all of their equity interest to Lender or Lender's designated representative(s) at any time, and Borrower hereby waives his right of first refusal (if any) with respect to the share transfer described in this Section;

4.2.18 in the event that Lender purchases Borrower Equity Interest from Borrower in accordance with the provisions of the Exclusive Option Agreement, use such purchase price obtained thereby to repay the Loan to Lender; and

4.2.19 Without the prior written consent of Lender, not to cause Borrower Company to supplement, change, or amend its articles of association in any manner, increase or decreases its registered capital or change its share capital structure in any manner.

5. LIABILITY FOR DEFAULT

5.1 In the event either Party breaches this Agreement or otherwise causes the non-performance of this Agreement in part or in whole, the Party shall be liable for such breach and shall compensate all damages (includinglitigation and attorneys fees) resulting therefrom. In the event that bothParties breach this Agreement, each Party shall be liable for itsrespective breach.

5.2 In the event that Borrower fails to perform the repayment obligations setforth in this Agreement, Borrower shall pay overdue interest of 0.01% perday for the outstanding payment, until the day Borrower repays the full principal of the Loan, overdue interests and other payable amounts.

6. NOTICES

6.1 All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

6.1.1Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of receipt or refusal at the address specified for notices.

6.1.2Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

6.2 For the purpose of notices, the addresses of the Parties are as follows:

LENDER: Greenpower International Group Limited

Address: : Room 701-702, Ghanghong Science and Technology Building, Southern District of High-Tech Industrial Park, Nanshan District, Shenzhen, Guangdong Province, China.

Facsimile:

BORROWER:

Address:

Facsimile: None

6.3 Any Party may at any time change its address for notices by a notice delivered to the other Party in accordance with the terms hereof.

7. CONFIDENTIALITY

The Parties acknowledge that any oral or written information exchanged among them with respect to this Agreement is confidential information. The Parties shall maintain the confidentiality of all such information, and without the written consent of other Party, either Party shall not disclose any relevant information to any third party, except in the following circumstances: (a) such information is or will be in the public domain (provided that this is not the result of a public disclosure by the receiving party); (b) information disclosed as required by applicable laws or rules or regulations of any stock exchange; or (c) information required to be disclosed by any Party to its legal counsel or financial advisorregarding the transaction contemplated hereunder, and such legal counsel or financial advisor are also bound by confidentiality duties similar to the duties in this section. Disclosure of any confidential information by the staff members or agency hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This section shall survive the termination of this Agreement for any reason.

8. GOVERNING LAW AND RESOLUTION OF DISPUTES

8.1 The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes shall be governed by the laws of China.

8.2 In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party's written request to the other Party for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its then effective arbitration rules. The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all parties.

8.3 Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

9. MISCELLANEOUS

9.1 This Agreement shall become effective on the date thereof, and shall expire upon the date of full performance by the Parties of their respective obligations under this Agreement.

9.2 This Agreement shall be written in both Chinese and English language in two copies, each Party having one copy with equal legal validity. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

9.3 This Agreement may be amended or supplemented through written agreement by and between the Parties. Such written amendment agreement and/or supplementary agreement executed by and between the Parties are an integral part of this Agreement, and shall have the same legal validity as this Agreement.

9.4 In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

9.5 The attachments (if any) to this Agreement shall be an integral part of this Agreement and shall have the same legal validity as this Agreement.

IN WITNESS WHEREOF, the Parties have executed, or caused their authorizedrepresentatives to execute, this Loan Agreement as of the date first above written.

Lender: Greenpower International Group Limited

By:
Name: Jiong Zhang
Title: Legal Representative

Borrower: Fan, Lili

By:

POWER OF ATTORNEY

I, __________________, a Chinese citizen with Chinese Identification Card No.:

, and a shareholder of an equity interest (Hereafter referred to as “My Shareholding”) in Shenzhen Guoning New Energy Investment Co. LTD(Hereafter referred to as “Guoning”). I, hereby irrevocably authorize Greenpower International Group Limited ("WFOE") to exercise the following rights relating to MyShareholding during the term of this Power of Attorney:

WFOE is hereby authorized to act on behalf of myself as my exclusive agentand attorney with respect to all matters concerning My Shareholding, includingwithout limitation to: 1) attend shareholders' meetings ofGuoning ; 2)exercise all the shareholder's rights and shareholder's voting rights I amentitled to under the laws of China and Guoning’s Articles of Association,including but not limited to the sale or transfer or pledge or disposition of MyShareholding in part or in whole; and 3) designate and appoint on behalf ofmyself the legal representative, the executive director, supervisor, the chiefexecutive officer and other senior management members of Guoning.

Without limiting the generality of the powers granted hereunder, WFOE shallhave the power and authority under this Power of Attorney to execute theTransfer Contracts stipulated in Exclusive Option Agreement, to which I amrequired to be a party, on behalf of myself, and to effect the terms of theShare Pledge Agreement and Exclusive Option Agreement, both dated the datehereof, to which I am a party.

All the actions associated with My Shareholding conducted by WFOE shall bedeemed as my own actions, and all the documents related to My Shareholdingexecuted by WFOE shall be deemed to be executed by me. I hereby acknowledge andratify those actions and/or documents by WFOE.

WFOE is entitled to re-authorize or assign its rights related to theaforesaid matters to any other person or entity at its own discretion andwithout giving prior notice to me or obtaining my consent.

This Power of Attorney is coupled with an interest and shall be irrevocableand continuously valid from the date of execution of this Power of Attorney, solong as I am a shareholder of Guoning.

During the term of this Power of Attorney, I hereby waive all the rightsassociated with My Shareholding, which have been authorized to WFOE through thisPower of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written in Chinese and English; in case there isany conflict between the Chinese version and the English version, the Chineseversion shall prevail.

By:

SHARE PLEDGE AGREEMENT

This Share Pledge Agreement (this "Agreement") has been executed by andamong the following parties on February 6, 2012 in Shenzhen, the People'sRepublic of China ("China" or the "PRC"):

PARTY A:Greenpower International Group Limited a wholly foreign owned enterprise, organized and existing under the laws of British Virgin Island, with its address at Room 701-702, Ghanghong Science and Technology Building, Southern District of High-Tech Industrial Park, Nanshan District, Shenzhen, Guangdong Province, China;

PARTY B:,(Hereafter “Pledger”) a Chinese citizen with Chinese Identification No:    ; and

PARTY C: Shenzhen Guoning New Energy Investment Co. LTD. a limited liability company organized and existing under the laws of the PRC, with its address at Room 701-702, Ghanghong Science and Technology Building, Southern District of High-Tech Industrial Park, Nanshan District, Shenzhen, Guangdong Province, China.

In this Agreement, each of Pledgee, Pledgor and Party C shall be referredto as a "Party" respectively, and they shall be collectively referred to as the"Parties".

WHEREAS:

1.       Pledgor is a citizen of China, who became a shareholder of Party C holds an equity interest in Party C. Party C is a limited liability company registered in Shenzhen, China engaging in the business of energy performance sharing via replacing customers’ current illumination equipment with energy efficient LED lights and charges based on agreed percentage ofmonthly utility bills saved and by selling LED lights directly to commercial customers (collectively, the "Principal Business"). Party C acknowledges the respective rights and obligations of Pledgor and Pledgee under this Agreement, and intends to provide any necessary assistance in registering the Pledge;

2.       Pledgee is a wholly foreign-owned enterprise registered in China. Pledgee and Party C partially owned by Pledgor have executed an Exclusive Business Cooperation Agreement on February 6, 2012 and Pledgee and Pledgor haveexecuted a Loan Agreement onFebruary 6, 2012;

3.       To ensure that Party C fully performs its obligations under the Exclusive Business Cooperation Agreement and pay the consulting and service fees thereunder to the Pledgee when the same becomes due, and Pledgorfully performs its obligations under the Loan Agreement and repay the loan thereunder according to the Loan Agreement, Pledgor hereby pledges to thePledgee all of the equity interest he holds in Party C as security for payment of the consulting and service fees by Party C under the Business Cooperation Agreement.

To perform the provisions of the Business Cooperation Agreement, the Parties have mutually agreed to execute this Agreement upon the followingterms.

1. DEFINITIONS

Unless otherwise provided herein, the terms below shall have the followingmeanings:

1.1     Pledge: shall refer to the security interest granted by Pledgor to Pledgee pursuant to Article 2 of this Agreement, i.e., the right of Pledgee to becompensated on a preferential basis with the conversion, auction or salesprice of the Equity Interest.

1.2     Equity Interest: shall refer to all of the equity interest lawfully nowheld and hereafter acquired by Pledgor in Party C.

1.3     Term of Pledge: shall refer to the term set forth in Section 3.2 of this Agreement.

1.4     Business Cooperation Agreement: shall refer to the Exclusive Business Cooperation Agreement executed by and between Party C and Pledgee on February 6, 2012.

1.5     Loan Agreement: shall refer to the loan agreement executed by and betweenthe Pledgor and Pledgee on February 6, 2012.

1.6     Event of Default: shall refer to any of the circumstances set forth in Article 7 of this Agreement.

1.7     Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

2. THE PLEDGE

As collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of anyor all the payments due by Party C, including without limitation theconsulting and services fees payable to the Pledgee under the BusinessCooperation Agreement, as well as the repayment obligation of Pledgor underthe Loan Agreement, Pledgor hereby pledges to Pledgee a first security interest in all of Pledgor's right, title and interest, whether now owned or hereafter acquired by Pledgor, in the Equity Interest of Party C.

3. TERM OF PLEDGE

3.1     The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein has been registered with relevant administration for industry and commerce (the "AIC"). The Pledge shall be continuously valid until all payments due under the Business Cooperation Agreement and the loan under the Loan Agreement have been fulfilled or repaid by Party C or its subsidiaries. Pledgor and Party C shall (1) register the Pledge in the shareholders' register of Party C within 3 business days following the execution of this Agreement, and (2) submit this Agreement or other form of the Agreement as required by the AIC to the AIC for application of the registration of the Pledge of the Equity Interest contemplated herein within 10 business days following theexecution of this Agreement. Pledgor and Party C shall submit all necessary documents and complete all necessary procedures, as required by the PRC laws and regulations and the relevant AIC, to ensure that the Pledge of theEquity Interest shall be registered with the AIC as soon as possible after filing.

3.2     During the Term of Pledge, in the event Party C fails to pay the exclusiveconsulting or service fees in accordance with the Business Cooperation Agreement or fails to repay the loan under the Loan Agreement, Pledgee shall have the right, but not the obligation, to dispose of the Pledge in accordance with the provisions of this Agreement.

4.   CUSTODY OF RECORDS FOR EQUITY INTEREST SUBJECT TO PLEDGE

4.1     During the Term of Pledge set forth in this Agreement, Pledgor shall deliver to Pledgee's custody the capital contribution certificate for the Equity Interest and the shareholders' register containing the Pledge within one week from the execution of this Agreement. Pledgee shall have custody of such items during the entire Term of Pledge set forth in this Agreement.

4.2     Pledgee shall have the right to collect dividends generated by the Equity Interest during the Term of Pledge.

5.   REPRESENTATIONS AND WARRANTIES OF PLEDGOR

5.1     Pledgor is the sole legal and beneficial owner of the Equity Interest.

5.2     Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.3     Except for the Pledge, Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

6.   COVENANTS AND FURTHER AGREEMENTS OF PLEDGOR

6.1     Pledgor hereby covenants to the Pledgee, that during the term of this Agreement, Pledgor shall:

6.1.1not transfer the Equity Interest, place or permit the existence of anysecurity interest or other encumbrance on the Equity Interest, withoutthe prior written consent of Pledgee, except for the performance ofthe Exclusive Option Agreement executed by Pledgor, Pledgee and Party C;

6.1.2comply with the provisions of all laws and regulations applicable to the pledge of rights, and within 5 days of receipt of any notice,order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementionednotice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters uponPledgee's reasonable request or upon consent of Pledgee;

6.1.3promptly notify Pledgee of any event or notice received by Pledgorthat may have an impact on Pledgee's rights to the Equity Interest or any portion thereof, as well as any event or notice received by Pledgor that may have an impact on any guarantees and other obligations of Pledgor arising out of this Agreement.

6.2     Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgor or any heirs or representatives of Pledgor or any other personsthrough any legal proceedings.

6.3     To protect or perfect the security interest granted by this Agreement for payment of the consulting and service fees under the Business Cooperation Agreement, Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee. Pledgor also undertakes to perform and to cause other parties who have aninterest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of

Pledgee (natural persons/legal persons). Pledgor undertakes to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

6.4     Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement.

In the event of failure or partial performance of its guarantees, promises,agreements, representations and conditions, Pledgor shall indemnify Pledgee for all losses resulting therefrom.

7.   EVENT OF BREACH

7.1     The following circumstances shall be deemed Event of Default:

7.1.1Party C fails to pay in full any of the consulting and service fees payable under the Business Cooperation Agreement or breaches any otherobligations of Party C thereunder;

7.1.2Anyrepresentation or warranty by Pledgor in Article 5 of this Agreement contains material misrepresentations or errors, and/or Pledgor violates any of the warranties in Article 5 of this Agreement;

7.1.3Pledgor and Party C fail to register the Pledge in the shareholders'register of Party C or to complete Pledge registration stipulated in Section 3.1;

7.1.4 Pledgor or Party C breach any provisions of this Agreement;

7.1.5Except as expressly stipulated in Section 6.1.1, Pledgor transfers or purports to transfer or abandons the Equity Interest pledged orassigns the Equity Interest pledged without the written consent ofPledgee;

7.1.6Any of Pledgor's own loans, guarantees, indemnifications, promises or other debt liabilities to any third party or parties (1) become subject to a demand of early repayment or performance due to default on the part of Pledgor; or (2) become due but are not capable of being repaid or performed in a timely manner;

7.1.7Any approval, license, permit or authorization of government agencies that makes this Agreement enforceable, legal and effective iswithdrawn, terminated, invalidated or substantively changed;

7.1.8The promulgation of applicable laws renders this Agreement illegal or renders it impossible for Pledgor to continue to perform its obligations under this Agreement;

7.1.9Adverse changes in properties owned by Pledgor, which lead Pledgee to believe that that Pledgor's ability to perform its obligations under this Agreement has been affected;

7.1.10 The successor or custodian of Party C is capable of only partiallyperform or refuses to perform the payment obligations under theBusiness Cooperation Agreement;

7.1.11 Pledgor fails to repay the loan according to the Loan Agreement orbreaches any other obligations of Pledgor thereunder; and

7.1.12 Any other circumstances occur where Pledgee is or may become unable to exercise its right with respect to the Pledge in accordance with the relevant laws and regulations.

7.2     Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgor shall immediately notify Pledgee in writing accordingly.

7.3     Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee's satisfaction, Pledgee may issue a Notice of Default to Pledgor in writing upon the occurrence of the Event of Default or at any time thereafter and demand that Pledgor immediately pay all outstanding payments due under the Business Cooperation Agreement and all other payments due to Pledgee, and/or dispose of the Pledge in accordance with the provisions of Article 8 of this Agreement.

8.   EXERCISE OF PLEDGE

8.1     Prior to the full payment of the consulting and service fees described in the Business Cooperation Agreement and the loan described in the Loan Agreement, without the Pledgee's written consent, Pledgor shall not assign the Pledge or the Equity Interest in Party C.

8.2     Pledgee may issue a Notice of Default to Pledgor when exercising the Pledge.

8.3     Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge concurrently with the issuance of the Notice of Defaultin accordance with Section 8.2 or at any time after the issuance of the Notice of Default. Once Pledgee elects to enforce the Pledge, Pledgor shall cease to be entitled to any rights or interests associated with the Equity Interest.

8.4     In the event of default, Pledgee is entitled to dispose of the Equity Interest pledged, to the extent permitted and in accordance with applicable laws, without obligation to account to Pledgor for proceeds of dispositionand Pledgor hereby waives any rights it may have to demand any suchaccounting from Pledgee. Likewise, in such circumstance Pledgor shall have no obligation to Pledgee for any deficiency remaining after suchdisposition of the Equity Interest pledged.

8.5     When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgor and Party C shall provide necessary assistance to enable Pledgee toenforce the Pledge in accordance with this Agreement.

9.   ASSIGNMENT

9.1     Without Pledgee's prior written consent, Pledgor shall not have the right to assign or delegate its rights and obligations under this Agreement.

9.2     This Agreement shall be binding on Pledgor and its successors and permitted assigns, and shall be valid with respect to Pledgee and each of its successors and assigns.

9.3     At any time, Pledgee may assign any and all of its rights and obligations under the Business Cooperation Agreement and/or Loan Agreement to its designee(s) (natural/legal persons), in which case the assigns shall have the rights and obligations of Pledgee under this Agreement, as if it were the original party to this Agreement. When the Pledgee assigns the rights and obligations under the Business Cooperation Agreement, upon Pledgee'srequest, Pledgor shall execute relevant agreements or other documents relating to such assignment.

9.4     In the event of a change in Pledgee due to an assignment, Pledgor shall, at the request of Pledgee, execute a new pledge agreement with the new pledgeeon the same terms and conditions as this Agreement.

9.5     Pledgor shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Exclusive Option Agreement and the Power of Attorney granted to Pledgee, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of Pledgor with respect to the Equity Interest pledged hereunder shall not be exercised by Pledgor exceptin accordance with the written instructions of Pledgee.

10.   TERMINATION

Upon the full payment of the consulting and service fees under the Business Cooperation Agreement and loan under the Loan Agreement, and upon termination of Party C's obligations under the Business Cooperation Agreement and the Loan Agreement, this Agreement shall be terminated, and Pledgee shall then cancel or terminate this Agreement as soon as reasonably practicable.

11.   HANDLING FEES AND OTHER EXPENSES

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

12.   CONFIDENTIALITY

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party's unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligationssimilar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, whichParty shall be held liable for breach of this Agreement. This Section shallsurvive the termination of this Agreement for any reason.

13.   GOVERNING LAW AND RESOLUTION OF DISPUTES

13.1    The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereundershall be governed by the laws of China.

13.2    In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach anagreement on the dispute within 30 days after either Party's request to the other Parties for resolution of the dispute through negotiations, eitherParty may submit the relevant dispute to the China International Economicand Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing, and thelanguage used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

13.3    Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

14. NOTICES

14.1    All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

14.1.1Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of receipt or refusal at the address specified for notices.

14.1.2Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

14.2 For the purpose of notices, the addresses of the Parties are as follows:

PARTY A: Greenpower International Group Limited

Address: Room 701-702, Ghanghong Science and Technology Building, Southern District of High-Tech Industrial Park, Nanshan District, Shenzhen, Guangdong Province, China.

Facsimile: 86-755-82193930

Party B:

Address:

Facsimile:None

PARTY C: Shenzhen Guoning New Energy Investment Co. LTD.

Address: Room 701-702, Ghanghong Science and Technology Building, Southern District of High-Tech Industrial Park, Nanshan District, Shenzhen, Guangdong Province, China.

Facsimile: 86-755-82193930

14.3   Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

15.   SEVERABILITY

In the event that one or several of the provisions of this Contract are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Contract shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of thoseinvalid, illegal or unenforceable provisions.

16.   ATTACHMENTS

The attachments, if any, set forth herein shall be an integral part of this Agreement.

17.   EFFECTIVENESS

17.1    Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon completion of the governmental filing procedures (if applicable) after the affixation of the signatures or seals of the Parties.

17.2    This Agreement is written in Chinese and English in three copies. Pledgor, Pledgee and Party C shall hold one copy respectively. Each copy of this Agreement shall have equal validity. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

17.3    This Agreement constitutes the entire agreement between the Parties hereto, and supersedes all prior discussions, negotiations and agreements among them, with respect to the subject matter of this Agreement.

IN WITNESS WHEREOF, the Parties have caused their authorizedrepresentatives to execute this Share Pledge Agreement as of the date first above written.

Party A: Greeponwer International Group Limited

By:
Name: Jiong Zhang
Title: Legal Representative

Party B: Fan, Lili

By:

Party C: Shenzhen Guoning New Energy Investment Co. LTD

By:
Name:	Xiaoping Liu
Title:	CEO

EXCLUSIVE BUSINESS COOPERATION AGREEMENT

This Exclusive Business Cooperation Agreement (this "Agreement") is madeand entered into by and between the following parties on February 6, 2012in Shenzhen, the People's Republic of China ("China" or the "PRC").

PARTY A: Greenpower International Group Limited

Address: Room 701-702, Ghanghong Science and Technology Building, Southern District of High-Tech Industrial Park, Nanshan District, Shenzhen, Guangdong Province, China.

PARTY B: Shenzhen Guoning New Energy Investment Co. LTD.

Address: Room 701-702, Ghanghong Science and Technology Building, Southern District of High-Tech Industrial Park, Nanshan District, Shenzhen, Guangdong Province, China.

Each of Party A and Party B shall be hereinafter eferred to as a "Party"respectively, and as he "Parties" collectively.

WHEREAS:

1.     Party A is a wholly foreign owned enterprise established in China, and has the necessary resources to provide technical and consulting services;

2.     Party B is a limited liability company registered in China, whose registered capital is RMB 5,000,000. As approved by the relevant governmental authorities, Party B is engaging in the business of on energy performance sharing via replacing customers’ current illumination equipment with energy efficient LED lights and charges based on agreed percentage ofmonthly utility bills saved and by selling LED lights directly to commercial customers (collectively, the "Principal Business").

3.     Party A is willing to provide Party B with technical support, consulting services and other commercial services on exclusive basis in relation to the Principal Business during the term of this Agreement, utilizing its advantages in technology, human resources, and information, and Party B is willing to accept such services provided by Party A or Party A's designee(s), each on the terms set forth herein.

Now, therefore, through mutual discussion, the Parties have reached the following agreements:

1. SERVICES PROVIDED BY PARTY A

1.1   Party B hereby appoints Party A as Party B's exclusive services provider to provide Party B with complete technical support, business support and related consulting services during the term of this Agreement, in accordance with the terms and conditions of this Agreement, which may include all necessary services related to the Principal Business of Party B as may be determined from time to time by Party A according to Party A's business scope, including but not limited to:

(1) Provision of plan of operation and solution related to information technology and management necessary to Party B's Principal Business;

(2) Training of relevant person of Party B;

(3) Assistance in collection of LED technology information or industry research;

(4) Consultancy services related to marketing and management of assets (including but not limited to tangible assets and intangible assets such as trademarks, technology, goodwill and public relation);

(5) Consultancy services related to management of human resource and internal administration;

(6) Provision of consultancy services and other business and operation related to consultancy services; and

(7) Other services provided from time to time as required by Party B.

1.2   Party B agrees to accept all the consultations and services provided by Party A. Party B further agrees that unless with Party A's prior written consent, during the term of this Agreement, Party B shall not directly or indirectly accept the same or any similar consultations and/or services provided by any third party and shall not establish similar corporation relationship with any third party regarding the matters contemplated by this Agreement. Party A may appoint other parties, who may enter into certain agreements described in Section 1.3 with Party B, to provide Party B with the consultations and/or services under this Agreement.

1.3   Service Providing Methodology

1.3.1Party A and Party B agree that during the term of this Agreement, where necessary, Party B may enter into further technical service agreements or consulting service agreements with Party A or any other party designated by Party A, which shall provide the specific contents, manner, personnel, and fees for the specific technical services and consulting services.

1.3.2To fulfill this Agreement, Party A and Party B agree that Party A can provide relevant equipment to Party B for Party B's use for the purpose of providing services to Party B.

2.     THE CALCULATION AND PAYMENT OF THE SERVICE FEES

Both Parties agree that, in consideration of the services provided by Party A, Party B shall pay Party A fees (the "Service Fees") equal to 100% of the net income of Party B, which equals the balance of the gross income less the costs of Party B acceptable to the Parties (the "Net Income"). The Service Fees shall be due and payable on a monthly basis. Within 30 days after the end of each month, Party B shall (a) deliver to Party A the management accounts and operating statistics of Party B for such month, including the Net Income of Party B during such month (the "Monthly Net Income"), and (b) pay 100% of such Monthly Net Income to Party A (each such payment, a "Monthly Payment"). Within ninety (90) days after the end of each fiscal year, Party B shall (a) deliver to Party A audited financial statements of Party B for such fiscal year, which shall be audited and certified by an independent certified public accountant approved by Party A, and (b) pay an amount to Party A equal to the shortfall, if any, of the aggregate net income of Party B for such fiscal year, as shown in such audited financial statements, as compared to the aggregate amount of the Monthly Payments paid by Party B to Party A in such fiscal year. Party A and Party B further agree that, according to the actual cooperation between Party A and Party B and the revenue and expenditure situation of Party B, the Parties can reasonably adjust the calculation ratio of the Service Fees provided herein, and Party A is entitled to determine, as its sole discretion, whether to permit Party B to defer the payment of part of Service Fees under certain particular circumstances.

3. INTELLECTUAL PROPERTY RIGHTS AND CONFIDENTIALITY CLAUSES

3.1 Party A shall have exclusive and proprietary rights and interests in all rights, ownership, interests and intellectual properties arising out of or created during the performance of this Agreement, including but not limited to copyrights, patents, patent applications, software, technical secrets, trade secrets and others. Party B shall execute all appropriate documents, take all appropriate actions, submit all filings and/or applications, render all appropriate assistance and otherwise conduct whatever is necessary as deemed by Party A in its sole discretion for the purposes of vesting any ownership, right or interest of any such intellectual property rights in Party A, and/or perfecting the protections for any such intellectual property rights in Party A.

3.2 The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is in the public domain (other than through the receiving Party's unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

3.3 The Parties agree that this Section shall survive changes to, and rescission or termination of, this Agreement.

4. REPRESENTATIONS AND WARRANTIES

4.1 Party A hereby represents and warrants as follows:

4.1.1Party A is a wholly owned foreign enterprise legally registered and validly existing in accordance with the laws of China.

4.1.2Party A has taken all necessary corporate actions, obtained all necessary authorization and the consent and approval from third parties and government agencies (if any) for the execution, delivery and performance of this Agreement. Party A's execution, delivery and performance of this Agreement do not violate any explicit requirements under any law or regulation binding on Party A.

4.1.3This Agreement constitutes Party A's legal, valid and binding obligations, enforceable in accordance with its terms.

4.2 Party B hereby represents and warrants as follows:

4.2.1Party B is a company legally registered and validly existing in accordance with the laws of China and has obtained the relevant permit and license for engaging in the Principal Business in a timely manner;

4.2.2Party B has taken all necessary corporate actions, obtained all necessary authorization and the consent and approval from third parties and government agencies (if any) for the execution, delivery and performance of this Agreement. Party B's execution, delivery and performance of this Agreement do not violate any explicit requirements under any law or regulation binding on Party A.

4.2.3This Agreement constitutes Party B's legal, valid and binding obligations, and shall be enforceable against it.

5. EFFECTIVENESS AND TERM

5.1 This Agreement is executed on the date first above written and shall take effect as of such date. Unless earlier terminated in accordance with the provisions of this Agreement or relevant agreements separately executed between the Parties, the term of this Agreement shall be 10 years. After the execution of this Agreement, both Parties shall review this Agreement every 3 months to determine whether to amend or supplement the provisions in this Agreement based on the actual circumstances at that time.

5.2 The term of this Agreement may be extended if confirmed in writing by PartyA prior to the expiration thereof. The extended term shall be determined by Party A, and Party B shall accept such extended term unconditionally.

6. TERMINATION

6.1 Unless renewed in accordance with the relevant terms of this Agreement, this Agreement shall be terminated upon the date of expiration hereof.

6.2 During the term of this Agreement, unless Party A commits gross negligence, or a fraudulent act, against Party B, Party B shall not terminate this Agreement prior to its expiration date. Nevertheless, Party A shall have the right to terminate this Agreement upon giving 30 days' prior written notice to Party B at any time.

6.3 The rights and obligations of the Parties under Articles 3, 7 and 8 shall survive the termination of this Agreement.

7. GOVERNING LAW AND RESOLUTION OF DISPUTES

7.1 The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

7.2 In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party's request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

7.3 Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

8. INDEMNIFICATION

Party B shall indemnify and hold harmless Party A from any losses, injuries, obligations or expenses caused by any lawsuit, claims or other demands against Party A arising from or caused by the consultations and services provided by Party A to Party B pursuant this Agreement, except where such losses, injuries, obligations or expenses arise from the gross negligence or willful misconduct of Party A.

9. NOTICES

9.1 All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall bedetermined as follows:

9.1.1Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of receipt or refusal at the address specified for receiving notices in this Article 9.

9.1.2Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

9.2 For the purpose of notices, the addresses of the Parties are as follows:

PARTY A: Greenpower International Group Limited

Address: Room 701-702, Ghanghong Science and Technology Building, Southern District of High-Tech Industrial Park, Nanshan District, Shenzhen, Guangdong Province, China.

Facsimile: 86-755-82193930

PARTY B: Shenzhen Guoning New Energy Investment Co. LTD.

Address: Room 701-702, Ghanghong Science and Technology Building, Southern District of High-Tech Industrial Park, Nanshan District, Shenzhen, Guangdong Province, China.

Facsimile: 86-755-82193930

9.3 Any Party may at any time change its address for notices by a notice delivered to the other Party in accordance with the terms hereof.

10. ASSIGNMENT

10.1 Without Party A's prior written consent, Party B shall not assign itsrights and obligations under this Agreement to any third party.

10.2 Party B agrees that Party A may assign its obligations and rights under this Agreement to any third party upon a prior written notice to Party B but without the consent of Party B.

11. SEVERABILITY

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any aspect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

12. AMENDMENTS AND SUPPLEMENTS

Any amendments and supplements to this Agreement shall be in writing. The amendment agreements and supplementary agreements that have been signed by the Parties and that relate to this Agreement shall be an integral part of this Agreement and shall have the same legal validity as this Agreement.

13. LANGUAGE AND COUNTERPARTS

This Agreement is written in both the Chinese and English language in three copies, each Party having one copy with equal legal validity; in case there is any conflict between a Chinese version and the English version, the Chinese version shall prevail.

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Business Cooperation Agreement as of the date first abovewritten.

Party A:Greenpower International Group Limited

By:
Name: Jiong Zhang
Title: Legal Representative

Party B: Shenzhen Guoning New Energy Investment Co. LTD.

By:
Name: Xiaoping Liu
Title: CEO